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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated December 10, 1999 on the financial statements of Point Telesystems, Inc. included in this Form 8-K/A, into Rural Cellular Corporation's previously filed Registration Statements on Form S-8 (File Numbers 333-10815, 333-10817, 333-28267, 333-28269, 333-57653).


                                                           ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
June 13, 2000